Exhibit 32

32.1	CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND 18 U.S.C. SECTION 1350.

I, Morris Kahn, the Chief Executive Officer of Orpheum Property, Inc., hereby certify that to my knowledge, Orpheum Property, Inc.’s annual report on Form 10-K for the fiscal year ended March 31, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the annual report on Form 10-K and the financial statements contained therein fairly presents, in all material respects, the financial condition and results of the operations of Orpheum Property, Inc.

Date: August 8, 2012

/s/ Morris Kahn
Morris Kahn

32.2	CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND 18 U.S.C. SECTION 1350.

I, Tyrus C. Young, the Chief Financial Officer of Orpheum Property, Inc., hereby certify that to my knowledge, Orpheum Property, Inc.’s annual report on Form 10-K for the period ended March 31, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the annual report on Form 10-K and the financial statements contained therein fairly presents, in all material respects, the financial condition and results of the operations of Orpheum Property, Inc.

Date: August 8, 2012

/s/ Tyrus C. Young
Tyrus C. Young